Exhibit 10.1

EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

This Exchange and Registration Rights Agreement (this “Agreement”) is made as of March 18, 2019, by and among Sorrento Therapeutics, Inc., a Delaware corporation (the “Company”), and the stockholders and stock option holders of Semnur Pharmaceuticals, Inc., a Delaware corporation (“Semnur”), set forth on Schedule A hereto (each an “Equityholder,” and collectively, the “Equityholders”) and such other Persons, if any, from time to time, that become a party hereto as holders of Registrable Securities (as defined below). Unless otherwise defined herein, capitalized terms used in this Agreement have the meanings ascribed to them in that certain Agreement and Plan of Merger dated as of March 18, 2019 by and among Scilex Holding Company, a Delaware corporation (“Parent”), Sigma Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Parent, Semnur, the Equityholders’ Representative, and, for limited purposes, the Company (the “Merger Agreement”).

RECITALS

Whereas, pursuant to the Merger Agreement, each Equityholder has received, among other consideration, that number of Parent Shares as set forth opposite such Equityholder’s name on Schedule A hereto, which shall be updated from time to time thereafter to reflect the issuance or return of any Parent Shares pursuant to the Merger Agreement or the Escrow Agreement; and

Whereas, in connection with the execution and delivery of the Merger Agreement and the consummation of the transactions contemplated thereby, the Company has agreed to grant the Holders certain rights to exchange Parent Shares for shares of Company Common Stock and registration rights in respect of such shares of Company Common Stock, all as set forth below.

Now, Therefore, in consideration of the mutual promises and covenants herein contained, and other consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

Article I.
Definitions

1.1         Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

(a)          “Additional Shares” means any shares of Company Common Stock issued to the Equityholders pursuant to a stock split, stock dividend or other distribution with respect to, or in exchange or in replacement of, the Exchange Shares.

(b)          “Affiliate” means, with respect to any specified Person, any other Person who or which, directly or indirectly, controls, is controlled by, or is under common control with such specified Person, including, without limitation, any general partner, limited partner, member, officer, director or manager of such Person and any venture capital or private equity fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Person. For purposes of this definition, the terms “controls,” “controlled by,” or “under common control with” means the possession, direct or indirect, of power to direct or cause the direction of management or policies (whether through ownership of voting securities, by contract or otherwise).

(c)          “Business Day” means a weekday on which banks are open for general banking business in San Diego, California.

(d)          “Company Common Stock” means shares of the common stock of the Company, par value $0.0001 per share.

(e)          “Entity” means any corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization or entity.

(f)           “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

(g)          “Exchange Request” means a written request of Holders holding at least a majority of the Parent Shares as of the making of such request to effect the exchange of the Parent Shares for the Exchange Shares as set forth in Article II that (i) is executed by such Holders and (ii) includes (A) a certification by such Holders that they, collectively, hold at least a majority of such Parent Shares and (B) the designation of a Person to serve as the representative of all Holders for purposes of reviewing and commenting on the calculations contemplated by Section 2.3(a).

(h)          “Exchange Share Percentage” means with respect to each Holder as of immediately prior to the Exchange Effective Time, a percentage equal to (i) the number of Parent Shares held by such Holder divided by (ii) the number of Parent Shares held by all Holders. For the avoidance of doubt, the aggregate Exchange Share Percentage shall equal 100%.

(i)          “Exchange Share Price” means the greater of (subject to adjustment for recapitalizations, stock splits, stock dividends, related party and similar transactions) (i) the (thirty) 30-day trailing volume weighted average price of a share of Company Common Stock as reported on Nasdaq as of the Exchange Effective Time and (ii) $5.55.

(j)          “Governmental Body” means any domestic or foreign multinational, federal, state, provincial, municipal or local government (or any political subdivision thereof) or any domestic or foreign governmental, regulatory or administrative authority or any department, commission, board, agency, court, tribunal, judicial body or instrumentality thereof, or any other body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature (including any arbitral body).

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(k)          “Holder” (collectively, “Holders”) means any Equityholder and any transferee permitted under Section 5.7, in each case, to the extent holding Registrable Securities.

(l)          “Liquidity Event” shall mean: (i) a firmly underwritten initial public offering that includes all Parent Shares, listed on Nasdaq, the New York Stock Exchange, the Hong Kong Stock Exchange or other major stock exchange; provided, that the pre-money valuation of Parent based on the price per Parent Share to the public in such offering is not less than $250,000,000 and the aggregate gross proceeds to be received by Parent pursuant to such offering are not less than $40,000,000; or (ii) an acquisition of 100% of the outstanding equity of Parent in exchange for (A) cash, (B) for fully tradable, registered shares of an acquiring Entity with a public market capitalization of at least $1,000,000,000; provided, that such shares are (I) listed on a major stock exchange as of the time of the consummation of acquisition and (II) such acquiring Entity is not the Company or any of its Affiliates or (C) a combination of the preceding clauses (A) and (B).

(m)          “Parent Shares” means any and all shares of common stock of Parent, par value of $0.00001 per share, issuable pursuant to the Merger Agreement to holders of equity interests of Semnur as of immediately prior to the consummation of the Merger, including, for the avoidance of doubt, any Initial Escrow Shares, as adjusted to account for recapitalizations, stock splits, stock dividends, related party and similar transactions following the issuance thereof.

(n)          “Person” means any individual, Entity, trust, Governmental Body or other organization.

(o)          “register,” “registered” and “registration” refer to a registration effected by filing with the SEC a registration statement in compliance with the Securities Act, and the declaration or ordering by the SEC of the effectiveness of such registration statement.

(p)          “Registrable Securities” means: (i) the Exchange Shares, and (ii) any Additional Shares; provided, however, that Exchange Shares or Additional Shares shall cease to be treated as Registrable Securities on the earliest to occur of, (a) the date such security has been disposed of pursuant to an effective registration statement, (b) the date on which such security is sold to the public pursuant to Rule 144, (c) the date on which such security ceases to be outstanding, or (d) the date on which the Holder thereof, together with its Affiliates, is able to dispose of all of its Registrable Securities without restriction (including volume or manner-of-sale restrictions) or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144 (or any successor rule).

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(q)          “Registration Expenses” means any and all expenses incident to the performance of or compliance with this Agreement, including without limitation: (i) all registration and filing fees; (ii) all fees and expenses associated with a required listing of the Registrable Securities on any securities exchange; (iii) fees and expenses with respect to filings required to be made with an exchange or any securities industry self-regulatory body; (iv) fees and expenses of compliance with securities or “blue sky” laws (including reasonable fees and disbursements of counsel for the underwriters or holders of securities in connection with blue sky qualifications of the securities and determination of their eligibility for investment under the laws of such jurisdictions); (v) printing, messenger, telephone and delivery expenses of the Company; (vi) fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters, or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters, if such comfort letter or comfort letters is required by the managing underwriter); (vii) securities acts liability insurance, if the Company so desires; (viii) all internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties); (ix) the expense of any annual audit; and (x) the fees and expenses of any Person, including special experts, retained by the Company; provided, however that “Registration Expenses” shall not include underwriting fees, discounts or commissions attributable to the sale of such Registrable Securities or any legal fees and expenses of counsel to the Holders.

(r)          “Registration Statements” means any one or more registration statements of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, including (i) all amendments and supplements thereto, and (ii) all exhibits and all material incorporated by reference or deemed to be incorporated by reference therein.

(s)          “Rule 144” means Rule 144 under the Securities Act, as such rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

(t)          “Rule 415” means Rule 415 under the Securities Act, as such rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

(u)           “SEC” means the Securities and Exchange Commission.

(v)         “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

(w)          “Trading Market” means the principal national securities exchange, market or trading or quotation facility on which the Company Common Stock is then listed or quoted.

Article II.
Exchange Rights

2.1         Exchange Request. During the sixty-day period commencing the date that is the eighteen (18) month anniversary of the Closing Date, but only in the event that at such time neither (x) a Liquidity Event has been consummated nor (y) has a definitive agreement (which may include an underwriting agreement) in respect of a Liquidity Event been entered into and publicly announced by the Company or Parent (provided, that with respect to the foregoing clause (y) in the event that either (i) such Liquidity event has not been consummated prior to the thirty (30) month anniversary of the Closing Date, (ii) such definitive agreement is modified, amended or waived in a manner such that the transactions contemplated thereby no longer constitute a Liquidity Event or (iii) such definitive agreement is terminated or expires prior to the consummated of such Liquidity Event, then upon the earliest to occur of the events described in the foregoing clauses (i) through (iii), the Company shall notify each Holder of the occurrence thereof and such sixty-day period shall begin following delivery of such notice), Holders holding a majority of the Parent Shares may request, on a one-time basis only, that all Parent Shares be exchanged for a number of shares of Company Common Stock equal to quotient obtained by dividing (a) $55,000,000 by (b) the Exchange Share Price (the “Exchange Shares”) by delivery of an Exchange Request to the Company.

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2.2         Exchange Effective Time. The exchange of the Parent Shares for the Exchange Shares (the “Exchange”) shall be consummated and made effective (the “Exchange Effective Time”) as of, and contingent upon, receipt by the Company of the following:

(a)            an Exchange Request delivered in accordance with Section 2.1; and

(b)            with respect to each Holder within ten (10) Business days of receipt of such Exchange Request (the following, the “Holder Exchange Deliverables”):

(i)          an executed stock power substantially in the form attached hereto as Exhibit B;

(ii)         a completed accredited investor questionnaire substantially in the form attached hereto as Exhibit C (as may be modified by the Company to reflect changes in applicable Law);

(iii)        with respect to each Holder that is that is an officer, director or promoter of the Company or a beneficial owner of 20% or more of outstanding shares of Company Common Stock, a completed “bad actor” questionnaire relating to Rule 506(d) of the Securities Act substantially in the form attached hereto as Exhibit D (as may be modified by the Company to reflect changes in applicable Law); and

(iv)        such other information requested by the Company that is reasonably necessary to effect the issuance of the Exchange Shares to such Holder as contemplated by Section 2.3.

Each Holder hereby agrees that in the event an Exchange Request is validly delivered in accordance with the terms of this Agreement, such Holder shall timely execute and deliver all Holder Exchange Deliverables applicable to it, and such Holder Exchange Deliverables shall be true and correct in all respect when so delivered. For the avoidance of doubt, to the extent any Holder does not so timely deliver such Holder’s Holder Exchange Deliverables, the Company shall nonetheless consummate the Exchange with respect to all Holders, but shall be permitted to withhold and not issue Exchange Shares to such Holder(s) who have not so timely deliver such Holder’s Holder Exchange Deliverables until such time as such delivery is made.

2.3         Issuance of Exchange Shares.

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(a)        As soon as reasonably practicable following the Exchange Effective Time, the Company shall issue or caused to be issued (which may be in book entry form) to each Holder a number of shares of Company Common Stock equal to the product obtained by multiplying (i) the Exchange Shares by (ii) the Exchange Share Percentage of such Holder, rounded down to the nearest whole number; provided, however, (A) prior to such issuance the calculations thereof shall be provided to the representative designated in the Exchange Request for review and comment, which calculations (reflecting the reasonable comments of such representative) shall be final and binding on all Holders.

(b)        Notwithstanding any provisions of this Agreement to the contrary, in the event that the Company believes in its reasonable discretion that a Holder is not an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act as of immediately prior to the consummation of the Exchange, the Company may determine in its discretion, to be exercised in good faith, to pay such Holder in lieu of issuing each such share of Company Common Stock that such Holder would otherwise be entitled to receive pursuant to Section 2.3(a) an amount of cash equal to the Exchange Share Price.

2.4          Representations and Warranties.

(a)            The Company hereby represents and warrants to the Holders as follows:

(i)          The Company is a corporation duly organized, validly existing and in good standing (or equivalent status in the relevant jurisdiction) under the laws of the jurisdiction of its incorporation, has all requisite and necessary power and authority to perform its obligations hereunder.

(ii)         The Company has all requisite corporate power and authority to enter into this Agreement, perform its obligations under this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of the Company and no other corporate action or proceeding on the part of Sorrento or its board of directors is necessary to authorize the execution, delivery or performance of this Agreement or any of the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by the Company and constitutes legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to creditors’ rights generally, and (ii) the availability of injunctive relief and other equitable remedies.

(iii)        Neither the execution, delivery or performance by the Company of this Agreement, nor the consummation of the transactions contemplated by this Agreement, will (with or without notice or lapse of time, or both) contravene, conflict with, or result in any violation or breach of, any of the organizational documents of the Company.

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(iv)        No Governmental Authorization, or registration, declaration, notice or filing with, any Governmental Body is required by or with respect to the Company in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, except in each case for (a) any filings required by applicable securities Laws and (b) such consents, waivers, approvals, orders, authorizations, registrations, declarations and filings which, if not obtained or made, would not reasonably be expected to be, individually or in the aggregate, material to the Company.

(v)         As of their respective filing dates, each annual, quarterly and other report, registration statement, and definitive proxy statement filed by the Company with the SEC since August 1, 2013 through Exchange Effective Time (the “Company SEC Reports”) complied and will comply in all material respects with the requirements of the Securities Act and Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such Company SEC Reports, and none of the Company SEC Reports, as of their respective filing dates, contained or will contain any untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent corrected by a subsequently filed amendment to the Company SEC Reports.

(vi)        The Company Common Stock to be issued pursuant to the terms of this Agreement have been duly authorized, and upon consummation of Exchange and the issuance of such shares of Company Common Stock pursuant to and in accordance with the terms hereof, will be validly issued, fully paid and non-assessable.

(b)            Each Holder hereby represents and warrants to the Company as follows:

(i)          If such Holder is an entity, it has all requisite corporate power and authority to, or, if such Holder is an individual, she or he has the legal capacity to, enter into this Agreement and perform its obligations under this Agreement. If such Holder is an entity, the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of such Holder and no other corporate action or proceeding on the part of such Holder or its board of directors (or similar governing body) is necessary to authorize the execution, delivery or performance of this Agreement or any of the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by such Holder and constitutes legal, valid and binding obligations of such Holder, enforceable against such Holder in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to creditors’ rights generally, and (ii) the availability of injunctive relief and other equitable remedies.

(ii)         If Holder is an entity, neither the execution, delivery or performance by such Holder of this Agreement, nor the consummation of the transactions contemplated by this Agreement, will (with or without notice or lapse of time, or both) contravene, conflict with, or result in any violation or breach of, any of the organizational documents of such Holder.

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(iii)        No Governmental Authorization, or registration, declaration, notice or filing with, any Governmental Body is required by or with respect to such Holder in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, except in each case for any filings required by applicable securities Laws.

Article III.
Registration Rights

3.1         Resale Registration Statement. No later than thirty (30) days following the Exchange Effective Time, the Company shall (a) file with the SEC, or (b) have filed with the SEC, a Registration Statement (together with any New Registration Statement (defined below), the “Resale Registration Statement”) pursuant to Rule 415 under the Securities Act pursuant to which all of the Registrable Securities shall be included (on the initial filing or by supplement or amendment thereto) to enable the public resale on a delayed or continuous basis of the Registrable Securities by the Holders. The Company shall file the Resale Registration Statement on such form as the Company may then utilize under the rules of the SEC and use its commercially reasonable efforts to have the Resale Registration Statement declared effective under the Securities Act as soon as practicable. The Company agrees to use its commercially reasonable efforts to maintain the effectiveness of the Resale Registration Statement, including by filing any necessary post-effective amendments and prospectus supplements, or, alternatively, by filing one or more new Registration Statements (each, a “New Registration Statement”) relating to all of the Registrable Securities as required by Rule 415 under the Securities Act, continuously until the date (the “Resale Registration Expiration Date”) that is the earlier of (A) three (3) years following the date of effectiveness of the of the Resale Registration Statement, or (B) the date on which no Holder holds any Registrable Securities covered by such Resale Registration Statement (treating any Registrable Securities held in escrow pursuant to the Escrow Agreement as held by the Holder for such purpose).

3.2         Provisions Relating to Registration.

(a)          Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause (i) the Resale Registration Statement (as of the effective date of the Resale Registration Statement), any amendment thereof (as of the effective date thereof) or supplement thereto (as of its date), (A) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the SEC, and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and (ii) any related prospectus, preliminary prospectus and any amendment thereof or supplement thereto, as of its date, (A) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the SEC, and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the foregoing obligations of the Company shall not apply with respect to any such untrue statement or omission of a material fact made in reliance upon and in conformity with written information pertaining to a Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein.

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(b)          The Company shall notify the Holders as promptly as reasonably practicable following the date: (i) when the Resale Registration Statement, any amendment thereto or any prospectus or prospectus supplement included or to be included therein has been filed with the SEC and when the Resale Registration Statement or any post-effective amendment thereto has become effective; (ii) of any request by the SEC for amendments or supplements to the Resale Registration Statement or the prospectus included therein or for additional information; (iii) of the issuance by the SEC or any other Governmental Body of any stop order suspending the effectiveness of the Resale Registration Statement or the initiation of any proceedings for that purpose and of any other action, event or failure to act that would cause the Resale Registration Statement not to remain effective; and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose.

(c)          The Company shall promptly furnish to each Holder, without charge, to the extent that such documents are not available on the SEC’s EDGAR system, (i) after the same is prepared and filed with the SEC, at least one (1) copy of the Resale Registration Statement and any amendment(s) and supplement(s) thereto, including, without limitation, financial statements and schedules, all documents incorporated therein by reference, if requested by a Holder, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of each Resale Registration Statement, 10 copies of the prospectus included in the Resale Registration Statement and all amendments and supplements thereto (or such other number of copies as such Holder may reasonably request from time to time), and (iii) copies of any preliminary or final prospectus with respect to the Resale Registration Statement.

(d)          As promptly as practicable after becoming aware of such event, the Company shall notify the Holders of the happening of any event (a “Suspension Event”) (provided that in each such notice the Company shall not disclose the content of such material, non-public information to any of the Holders unless consented to by the applicable Holder) as a result of which the prospectus included in the Resale Registration Statement as then in effect, includes an untrue statement of a material fact or omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Resale Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to the Holders as the Holders may reasonably request; provided, however, that, for not more than 30 consecutive trading days (or a total of not more than 90 trading days in any twelve (12) month period), the Company may delay the disclosure of material non-public information concerning the Company (as well as prospectus or Resale Registration Statement updating), the disclosure of which at the time is not, in the good faith opinion of the board of directors of the Company, in the best interests of the Company; provided, further, that, if the Resale Registration Statement was not filed on Form S-3, such number of days shall not include the fifteen (15) calendar days following the filing of any Current Report on Form 8-K, Quarterly Report on Form 10-Q or Annual Report on Form 10-K, or other comparable form, for purposes of filing a post-effective amendment to the Resale Registration Statement.

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(e)          Upon a Suspension Event, the Company shall give written notice (a ”Suspension Notice”) to the Holders to suspend sales of the Registrable Securities, and such notice shall state that such suspension shall continue only for so long as the Suspension Event or its effect is continuing and the Company is pursuing with reasonable diligence the completion of the matter giving rise to the Suspension Event or otherwise taking all reasonable steps to terminate suspension of the effectiveness or use of the Resale Registration Statement. In no event shall the Company, without the prior written consent of the Holders, disclose to the Holders any of the facts or circumstances giving rise to the Suspension Event. The Holders shall not effect any sales of the Registrable Securities pursuant to such Resale Registration Statement (or such filings), at any time after it has received a Suspension Notice and prior to receipt of an End of Suspension Notice. The Holders may resume effecting sales of the Registrable Securities under the Resale Registration Statement (or such filings), following further notice to such effect (an “End of Suspension Notice”) from the Company. This End of Suspension Notice shall be given by the Company to the Holders in the manner described above promptly following the conclusion of any Suspension Event and its effect, which shall be no later than the date that the Company is required to disclose material non-public information pursuant to Section 3.2(d).

(f)          Notwithstanding any provision herein to the contrary, if the Company gives a Suspension Notice pursuant to this Section 3.2 with respect to the Resale Registration Statement, the Company shall extend the period during which such Resale Registration Statement shall be maintained effective under this Agreement by the number of days during the period from the date of the giving of the Suspension Notice to and including the date when the Holders shall have received the End of Suspension Notice and copies of the supplemented or amended prospectus necessary to resume sales.

(g)          The Company shall use its commercially reasonable efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by the Holders of the Registrable Securities under such other securities or “blue sky” laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including, without limitation, post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof through the Resale Registration Expiration Date, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times through the Resale Registration Expiration Date, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3.2(h), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify each Holder who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

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(h)          The Company shall (i) use its commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of the Resale Registration Statement or the use of any prospectus contained therein, or the suspension of the qualification, or the loss of an exemption from qualification, of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension as soon as reasonably practicable, and (ii) as promptly as reasonably practicable, but in any event within one Business Day, via facsimile or electronic mail, notify each Holder of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation of any proceeding for such purpose.

(i)          The Company shall use its commercially reasonable efforts either to (i) cause all of the Registrable Securities to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation and quotation of all of the Registrable Securities covered by the Resale Registration Statement on the applicable Trading Market.

(j)          The Company shall bear all Registration Expenses incurred by the Company in connection with the registration of the Registrable Securities pursuant to this Agreement.

(k)          Notwithstanding anything to the contrary contained in this Agreement, the Company shall not be required to include Registrable Securities in the Resale Registration Statement unless the Holder owning such shares, after having received adequate notice of the scheduled filing date of the Resale Registration Statement, furnishes to the Company, no later than five Business Days prior to the scheduled filing date of such Resale Registration Statement, an executed stockholder questionnaire in the form attached hereto as Exhibit A (as may be modified by the Company to reflect changes in applicable Law).

3.3         Indemnification.

(a)          In the event of the offer and sale of the Registrable Securities held by the Holders under the Securities Act, the Company agrees to indemnify and hold harmless each Holder and its directors, officers, employees, Affiliates and agents and each Person who controls such Holder within the meaning of the Securities Act or the Exchange Act and each of the directors, officers, employees, Affiliates and agents of such controlling Persons (collectively, the “Holder Indemnified Parties”) from and against any losses, claims, damages, liabilities, damages, contingencies, judgments, fines, penalties, charges, costs (including, without limitation, court costs, reasonable attorneys’ fees and costs of defense and investigation), amounts paid in settlement or expenses, joint or several (collectively, “Claims”), or any actions in respect thereof to which each Holder Indemnified Party may become subject under the Securities Act or the Exchange Act, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Resale Registration Statement or in any amendment thereof, in each case at the time such became effective under the Securities Act, or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered, or in any the preliminary prospectus or other information that is deemed, under Rule 159 promulgated under the Securities Act to have been conveyed to purchasers of securities at the time of sale of such securities (“Disclosure Package”), prospectus or in any amendment thereof or supplement thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Disclosure Package or any prospectus, in the light of the circumstances under which they were made) not misleading, or (iii) any violation (or alleged violation) by the Company of the Securities Act, the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered, or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any offering covered by such registration, qualification or compliance. The Company shall reimburse, as incurred, the Holder Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in the Resale Registration Statement, the Disclosure Package, any prospectus or in any amendment thereof or supplement thereto in reliance upon and in conformity with written information pertaining to a Holder and furnished to the Company by or on behalf of such Holder Indemnified Party specifically for inclusion therein; provided further, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Disclosure Package, where (A) such statement or omission had been eliminated or remedied in any subsequently filed amended prospectus or prospectus supplement (the Disclosure Package, together with such updated documents, the “Updated Disclosure Package”), the filing of which such Holder had been notified on a timely basis in accordance with the terms of this Agreement, (B) such Updated Disclosure Package was available at the time such Holder sold Registrable Securities under the Resale Registration Statement, (C) such Updated Disclosure Package was not furnished by such Holder to the Entity asserting the loss, liability, claim, damage or liability, or an underwriter involved in the distribution of such Registrable Securities, at or prior to the time such furnishing is required by the Securities Act, and (D) the Updated Disclosure Package would have cured the defect giving rise to such loss, liability, claim, damage or action; and provided further, however, that this indemnity agreement will be in addition to any liability that the Company may otherwise have to such Holder Indemnified Party. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Holder Indemnified Parties and shall survive the transfer of the Registrable Securities by any Holder.

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(b)          As a condition to including any Registrable Securities to be offered by a Holder in any registration statement filed pursuant to this Agreement, such Holder agrees to severally and not jointly indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Resale Registration Statement, as well as any officers, employees, Affiliates and agents of the Company, and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (a “Company Indemnified Party”) from and against any Claims in respect thereof, to which a Company Indemnified Party may become subject under the Securities Act or the Exchange Act, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Resale Registration Statement or in any amendment thereof, in each case at the time such became effective under the Securities Act, or in any Disclosure Package, prospectus or in any amendment thereof or supplement thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Disclosure Package or any prospectus, in the light of the circumstances under which they were made) not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of the such Holder specifically for inclusion therein; and, subject to the limitation immediately preceding this clause, shall reimburse, as incurred, the Company Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. The indemnity agreement contained in this Section 3.3 shall in no event exceed the net proceeds from the offering received by such Holder. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer, employees, Affiliates and agents and shall survive the transfer by a Holder of such Registrable Securities.

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(c)          Promptly after receipt by a Holder Indemnified Party or a Company Indemnified Party (each, an “Indemnified Party”) of notice of the commencement of any action or proceeding (including a governmental investigation), such Indemnified Party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 3.3, notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve the indemnifying party from liability under Sections 3.3(a) or 3.3(b) unless and to the extent the indemnifying party has been materially prejudiced by such failure. In case any such action is brought against any Indemnified Party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party (who shall not, except with the consent of the Indemnified Party, be counsel to the indemnifying party), and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof the indemnifying party will not be liable to such Indemnified Party under this Section 3.3 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such Indemnified Party in connection with the defense thereof; provided, however, (i) if such Indemnified Party shall have been advised by counsel that there are one or more defenses available to it that are in conflict with those available to the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the Indemnified Party), or (ii) the indemnifying party shall have failed promptly to assume the defense of such Claim and to employ counsel reasonably satisfactory to such Indemnified Party (as the case may be) in any such Claim, the reasonable fees and expenses of such Indemnified Party’s counsel shall be borne by the indemnifying party. In no event shall the indemnifying party be liable for the fees and expenses of more than one counsel (together with appropriate local counsel) at any time for any Indemnified Party in connection with any one action or separate but substantially similar or related actions arising in the same jurisdiction out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the Indemnified Party (not to be unreasonably withheld or delayed), effect any settlement of any pending or threatened action in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party unless such settlement (i) includes an unconditional release of such Indemnified Party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any Indemnified Party. If the indemnification provided for in this Section 3.3 is determined by a court of competent jurisdiction to be unavailable or insufficient to hold harmless an Indemnified Party under Sections 3.3(a) or 3.3(b), then in lieu of indemnifying an Indemnified Party hereunder, each indemnifying party shall contribute to the amount paid or payable by such Indemnified Party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in Sections 3.3(a) or 3.3(b) in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and the Indemnified Party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or a Holder or Holder Indemnified Party, as the case may be, on the other, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 3.3 shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any action or claim that is the subject of this Section 3.3(c). The parties agree that it would not be just and equitable if contributions were determined by pro rata allocation (even if a Holder was treated as one Entity for such purpose) or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding any other provision of this Section 233(c), no Holder shall be required to contribute any amount in excess of the amount by which the net proceeds received by such Holder from the sale of the Registrable Securities pursuant to the Resale Registration Statement exceeds the amount of damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

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(d)          The agreements contained in this Section 3.3 shall survive the sale of the Registrable Securities pursuant to the Resale Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any Indemnified Party.

3.4          No Inconsistent Agreements. The Company has not entered, as of the date hereof, nor shall the Company, on or after the date hereof, enter into any agreement with respect to its securities for the purpose of restricting the registration rights of the Holders set forth in this Agreement.

Article IV.
Transfer Restrictions; Exchange Act Reports

4.1         Transfer Restrictions – Parent Shares.

(a)          Without the prior written consent of the Company, prior to the earlier to occur of the consummation of a Liquidity Event and the consummation of the Exchange, no Holder shall directly or indirectly, cause or permit any Transfer of any of such Holder’s Parent Shares or create or permit to exist any Lien (other than arising under this Agreement, the Merger Agreement or Escrow Agreement or federal or state securities Laws) on any such Parent Shares. Any attempt by such Holder to Transfer such Parent Shares or any interest therein in violation of this Section 4.1 shall be null and avoid. For purposes of this Agreement, such Holder shall be deemed to have a effected a “Transfer” of any such Parent Share if such Holder directly or indirectly: (i) sells, assigns, pledges, encumbers, grants an option with respect to, transfers or disposes of any interest in any such Parent Share to any Person other than Parent; or (ii) enters into an agreement or commitment providing for the sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of any such Parent Share or any interest therein to any Person other than Parent.

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(b)          Section 4.1(a) shall not prohibit a Transfer of any Parent Shares (each of the following a “Permitted Transferee”), (i) if the Holder that owns such Parent Shares is an individual, (A) upon the death of such Holder or (B) to any member of such Holder’s immediate family, or to a trust or other estate-planning vehicle for the benefit of such Holder or any member of such Holder’s immediate family, (ii) if such Holder is a partnership or limited liability company, to one or more partners or members of such Holder or to an affiliated entity under common control with such Holder or another Permitted Transferee; or (iii) to another holder of Parent Shares; provided, however, that any Transfer referred to clause (i) or (ii) in this Section 4.1(b) shall be permitted only if, as a precondition to such Transfer, the Permitted Transferee agrees in a writing, reasonably satisfactory in form and substance to the Company, to be bound by all of the terms of this Agreement, which agreement shall be delivered to the Company prior to the effectiveness of such proposed Transfer; provided, further, that any Transfer referred to clause (iii) in this Section 4.1(b) shall be permitted only if, as a precondition to such Transfer, (A) such Permitted Transferee did not receive its Parent Shares in violation of this Agreement, (B) the Company has been provided all the information it reasonably requests regarding such transfer, including an opinion of legal counsel that such transfer is exempt from registration requirements under applicable securities laws and (C) such transfer is made at the applicable Holder’s expense.

4.2         Transfer Restrictions – Registrable Securities. Each Holder acknowledges and agrees to the that the following legend shall be imprinted on any certificate or book-entry security entitlement evidencing any of the Registrable Securities:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

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This legend shall be removed by the Company from any certificate or book-entry security entitlement evidencing the Registrable Securities upon delivery by the holder thereof to the Company of a written request to that effect if at the time of such written request (i) a registration statement under the Securities Act is at that time in effect with respect to the legended security, or (ii) the legended security can be transferred in a transaction in compliance with Rule 144 under the Securities Act, and, in the case of (ii), upon the request and in the discretion of the Company’s transfer agent, the holder of such Registrable Securities (A) executes and delivers a representation letter that includes customary representations regarding the holding requirements and whether such holder is an “affiliate” for purposes of Rule 144 under the Securities Act, and/or (B) secures the delivery to the Company’s transfer agent of an opinion by counsel, in form and substance reasonably satisfactory to the Company, that such security can be freely transferred in a public sale without registration pursuant to an available exemption from the registration requirements of the Securities Act and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Company issued the Registrable Securities.

4.3         Reports Under the Exchange Act. With a view to making available to the Holders the benefits of Rule 144, the Company agrees to use its commercially reasonable efforts to:

(a)          make and keep public information available, as those terms are understood and defined in Rule 144;

(b)          file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements (it being understood and agreed that nothing herein shall limit any obligations of the Company under the Merger Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(c)          furnish to each Holder, so long as such Holder owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting, submission and posting requirements of Rule 144 and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company with the SEC if such reports are not publicly available via EDGAR, and (iii) such other information regarding the Company as may be reasonably requested to permit the Holders to sell such securities pursuant to Rule 144 without registration.

Article V.
Miscellaneous

5.1         Equityholders’ Representative. Each Holder hereby agrees to the appointment of Fortis Advisors LLC as Equityholders’ Representative under the Merger Agreement and the Escrow Agreement and appoints Fortis Advisors LLC as Holder’s agent and attorney-in-fact to exercise all or any of the powers, authority and discretion conferred on the Equityholders’ Representative under the Merger Agreement (subject to the limitations set forth therein).

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Further Assurances. Each party hereto shall execute and cause to be delivered to each other party hereto such instruments and other documents, and shall take such other actions, as such other party may reasonably request for the purpose of carrying out or evidencing any of the transactions contemplated by this Agreement.

5.2         Notices. All notices, requests, claims, demands, consents, waivers and other communications required or permitted by this Agreement shall be in writing and shall be deemed given to a party to this Agreement when (a) other than with respect to the Equityholders’ Representative, delivered to the appropriate address by hand or by nationally recognized overnight courier service (costs prepaid), or (b) if sent by e-mail, upon confirmation of delivery when directed to the relevant e-mail mail address, if sent during normal business hours of the recipient, or if not sent during normal business hours of the recipient, then on the recipient’s next business day, in each case to the following addresses, facsimile numbers or e-mail addresses and marked to the attention of the Person (by name or title) designated below (or to such other address facsimile number, e-mail address or Person as a party hereto may designate by notice to the other parties to this Agreement): (i) in the case of the Company, to Sorrento Therapeutics, Inc., 4955 Directors Place, San Diego, CA 92121, Attention: Henry Ji, Ph.D., Email: hji@sorrentotherapeutics.com, and Deborah Telman, Esq., Email: dtelman@sorrentotherapeutics.com, with a copy (which shall not constitute notice) to Paul Hastings LLP, 1117 S. California Avenue, Palo Alto, CA 94304, Attention: Jeffrey T. Hartlin, Esq., Email: jeffhartlin@paulhastings.com; and (ii) in the case of a Holder or the Equityholders’ Representative, to Fortis Advisors LLC, Attention: Notice Department
Email: notices@fortisrep.com (or to such other address or e-mail address as such party shall have specified in a written notice given to the other parties hereto).

5.3         Execution of Agreement; Counterparts; Electronic Signatures.

(a)          This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument, and shall become effective when counterparts have been signed by each of the parties to this Agreement and delivered to the other parties to this Agreement; it being understood that all parties to this Agreement need not sign the same counterparts.

(b)          This Agreement and any amendments to this Agreement may be executed in one or more counterparts, each of which shall be enforceable against the parties to this Agreement that execute such counterparts, and all of which together shall constitute one and the same instrument. Facsimile and “.pdf” copies of signed signature pages shall be deemed binding originals and no party to this Agreement shall raise the use of facsimile machine or electronic transmission in “.pdf” as a defense to the formation of a contract.

5.4         Governing Law; Arbitration; Venue.

(a)          This Agreement shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of Delaware.

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(b)          Any claim or dispute arising under or relating to this Agreement, including disputes related to the validity, interpretation or enforcement of any provision this Agreement, shall be finally settled under the JAMS Comprehensive Arbitration Rules and Procedures (the “JAMS Rules”) by as single arbitrator appointed in accordance with the JAMS Rules. The place of arbitration shall be San Diego, California. The arbitration shall be conducted in the English language.

(c)          The arbitrator shall render an award within six months from the date of the appointment of the arbitrator, unless the parties to this Agreement otherwise agree in writing or the arbitrator determines that an extension is necessary. The arbitral award shall be in writing, state the reasons for the award, and be final and binding upon, and non-appealable by, the parties to this Agreement. The award may include an award of costs, including, without limitation, reasonable attorneys’ fees and disbursements. In addition to monetary damages, the arbitrator shall be empowered to award equitable relief, including, but not limited to, an injunction and specific performance of any obligation under this Agreement. Notwithstanding the foregoing, the parties to this Agreement agree that any of them may seek equitable relief, including, but not limited to, an injunction and specific performance of any obligation under this Agreement from any court of competent jurisdiction, but that the final resolution of any disputes will be settled solely by the arbitrator.

(d)          The arbitrator shall not be empowered to award damages in excess of compensatory damages, and each party to this Agreement hereby irrevocably waives any right to recover special, punitive, exemplary, consequential or similar damages with respect to any dispute, except insofar as a claim for such award arises out of indemnification against a party in an action brought against it by an independent third party in which such an award for special, punitive, exemplary, consequential or similar damages was awarded. The arbitrator shall be authorized in its discretion to grant pre-award and post-award interest at commercial rates. Judgment upon the award may be entered by any court having jurisdiction thereof or having jurisdiction over the relevant party or its assets.

(e)          The arbitrator, in its discretion, may consolidate two or more arbitrations or claims between any of the parties to this Agreement arising under this Agreement or any other agreement among the parties to this Agreement into one arbitration, or terminate any such consolidation and/or establish other arbitration proceedings for different claims that may arise in any one arbitration. Notwithstanding the foregoing, the arbitrator shall consolidate arbitrations and/or claims, if it determines that it would be more efficient to consolidate such arbitrations and/or claims than to continue them separately and (i) there are matters of fact or law that are common to the arbitrations and/or claims to be consolidated, (ii) there are related payment and performance obligations considered in the arbitrations and/or claims to be consolidated, or (iii) there is a danger of inconsistent awards.

(f)          The arbitrator shall render any monetary award and interest related to such award in U.S. Dollars.

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(g)          The parties to this Agreement agree that the arbitration shall be kept confidential and that the existence of the proceeding and any element of it (including but not limited to any pleadings, briefs or other documents submitted or exchanged, any testimony or other oral submissions, and any awards) shall not be disclosed beyond the arbitrator, the parties, their counsel and any person necessary to the conduct of the proceeding, except as may be lawfully required in judicial proceedings relating to the arbitration or otherwise, or as required by the rules of any other quotation system or exchange on which the disclosing party’s securities are listed or applicable Laws, provided that the Equityholders’ Representative shall not be prohibited from making any disclosures to the Equityholders.

(h)          The costs of arbitration shall be borne by the losing party unless otherwise determined by the arbitration award.

(i)           Each party to this Agreement agrees not to assert (by way of motion, as a defense or otherwise), in any such dispute that any claim arising out of, relating to, or in connection with the interpretation or performance of this Agreement is not subject to the jurisdiction of the arbitrators or that this Agreement may not be enforced by the arbitrators.

5.5          Remedies. In the event of a breach by any party to this Agreement of any of their obligations under this Agreement, the other parties to this Agreement, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to seek specific performance of its rights under this Agreement. The parties to this Agreement agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement.

5.6          WAIVER OF JURY TRIAL. EACH OF THE PARTIES OF THIS AGREEMENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDINGS OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

5.7          Assignment and Successors. Following the Exchange Effective Time, all or any portion of the rights under this Agreement shall be automatically assignable by each Holder to any transferee or assignee (as the case may be) of all or any portion of such Holder’s Registrable Securities if: (i) such Holder agrees in writing with such transferee or assignee (as the case may be) to assign all or any portion of such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such transfer or assignment (as the case may be); (ii) the Company is, within a reasonable time after such transfer or assignment (as the case may be), furnished with written notice of (A) the name and address of such transferee or assignee (as the case may be), and (B) the securities with respect to which such registration rights are being transferred or assigned (as the case may be); (iii) immediately following such transfer or assignment (as the case may be) the further disposition of such securities by such transferee or assignee (as the case may be) is restricted under the Securities Act or applicable state securities laws if so required; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence, such transferee or assignee (as the case may be) agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer or assignment (as the case may be) shall have been conducted in accordance with all applicable federal and state securities laws. For the avoidance of doubt, other than in connection with the acquisition by a third party of all of the equity securities of the Company, the obligations of the Company under this Agreement shall not be assignable, and any assignment purported to be made shall be deemed null and void and of no effect. This Agreement shall apply to, be binding in all respects upon and inure to the benefit of the successors and permitted assigns of the parties to this Agreement.

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5.8          Waiver; Amendment. Any agreement on the part of a party to this Agreement to any extension or waiver of any provision of this Agreement shall be valid only if set forth in an instrument in writing signed on behalf of such party (or, in the case of any Holder, the Equityholders’ Representative). A waiver by a party to this Agreement of the performance of any covenant, agreement, obligation, condition, representation or warranty shall not be construed as a waiver of any other covenant, agreement, obligation, condition, representation or warranty. A waiver by any party to this Agreement of the performance of any act shall not constitute a waiver of the performance of any other act or an identical act required to be performed at a later time. This Agreement may not be amended, modified or supplemented except by written agreement executed by the Company and the Equityholders’ Representative.

5.9          Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree shall remain in full force and effect to the extent not held invalid or unenforceable. The parties hereto shall use all reasonable efforts to replace any such invalid or unenforceable provision of this Agreement with a valid and enforceable provision that shall achieve, to the greatest extent possible, the economic, business and other purposes of such invalid or unenforceable provision.

5.10        Termination. This Agreement shall terminate on the earliest of (i) the date when there are no longer any remaining Registrable Securities, (ii) the termination of the Merger Agreement for any reason prior to the occurrence of the Effective Time, or (iii) upon the dissolution of liquidation of the Company; provided that Section 3.3 of this Agreement shall survive such termination.

5.11        Parties in Interest. None of the provisions of this Agreement are intended to provide any rights or remedies to any Person other than the parties to this Agreement and their respective successors and assigns (if any).

5.12        Entire Agreement. This Agreement and the other agreements referred to in this Agreement constitute the entire agreement among the parties to this Agreement and supersedes all other prior agreements and understandings, both written and oral, among or between any of the parties with respect to the subject matter of this Agreement and thereof.

5.13        Construction; Usage.

(a)          Interpretation. In this Agreement, unless a clear contrary intention appears:

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(i)          the Schedule attached to this Agreement is hereby incorporated into this Agreement and are hereby made a part of this Agreement as if set out in full in this Agreement;

(ii)         the singular number includes the plural number and vice versa;

(iii)        reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are not prohibited by this Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually;

(iv)        reference to any gender includes each other gender;

(v)         reference to any agreement, document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof;

(vi)        reference to any Law means such Law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and reference to any section or other provision of any Law means that provision of such Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision;

(vii)       “hereunder,” “hereof,” “hereto” and words of similar import shall be deemed references to this Agreement as a whole and not to any particular Article, Section or other provision of this Agreement;

(viii)      “including” means including without limiting the generality of any description preceding such term;

(ix)        references to documents, instruments or agreements shall be deemed to refer as well to all addenda, exhibits, schedules or amendments thereto; and

(x)         reference to a “Section” or “Article” in this Agreement shall mean a Section or Article, respectively, of this Agreement unless otherwise provided.

(b)               Legal Representation of the Parties. This Agreement was negotiated by the parties to this Agreement with the benefit of legal representation and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any party to this Agreement shall not apply to any construction or interpretation of this Agreement.

(c)              Dollar Amounts. All references to “$” contained in this Agreement shall refer to Unite States Dollars unless otherwise stated.

[The remainder of this page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Exchange and Registration Rights Agreement as of the date first written above.

THE COMPANY:

Sorrento Therapeutics, Inc.,
a Delaware corporation

By:	/s/ Henry Ji, Ph.D.
Name: President and Chief Executive Officer
Title: Henry Ji, Ph.D.

[Signature Page to Exchange and Registration Rights Agreement]

Schedule A

Equityholders

Equityholder	Number of Parent Shares
Ambrose, Chris	20,005
Canaan IX L.P.	12,498,048
DeGuzman, Adrienne	8,002
Desai, Suketu	122,616
Frazier Healthcare VII, L.P.	9,726,322
Frazier Healthcare VII-A, L.P.	2,771,724
Lissin, Dmitri	171,273
Ma, Stephen	28,007
McCarrick, Christine	-
Navani, Annu	2,921
Shah Investor LP	3,333,057
Shah, Jaisim	729,106
Vivo Ventures Fund VII, L.P.	12,741,147
Vivo Ventures VII Affiliates Fund, L.P.	277,690
Whitcup, Scott	213,276

Schedule A

Exhibit A

Form of Selling Stockholder Questionnaire

SORRENTO THERAPEUTICS, INC.

SELLING STOCKHOLDER NOTICE AND QUESTIONNAIRE

The undersigned holder of shares of common stock of Sorrento Therapeutics, Inc. (the “Company”) understands that the Company intends to file with the Securities and Exchange Commission a registration statement on Form S-3 (the “Resale Registration Statement”) for the registration and the resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities in accordance with the terms of the Exchange and Registration Rights Agreement, dated March 18, 2019, by and among the Company and the several signatories thereto (the “Registration Rights Agreement”). All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

In order to sell or otherwise dispose of any Registrable Securities pursuant to the Resale Registration Statement, a holder of Registrable Securities generally will be required to be named as a selling stockholder in the related prospectus or a supplement thereto (as so supplemented, the “Prospectus”), deliver the Prospectus to purchasers of Registrable Securities (including pursuant to Rule 172 under the Securities Act) and be bound by the provisions of the Registration Rights Agreement (including certain indemnification provisions, as described therein). Holders must complete and deliver this notice and questionnaire (“Notice and Questionnaire”) in order to be named as selling stockholders in the Prospectus. Certain legal consequences arise from being named as a selling stockholder in the Resale Registration Statement and the Prospectus. Holders of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not named as a selling stockholder in the Resale Registration Statement and the Prospectus.

NOTICE

The undersigned holder (the “Selling Stockholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities owned by it and listed below in Item 3(b) pursuant to the Resale Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands and agrees that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is materially accurate and complete:

QUESTIONNAIRE

Article I.Name:

1.1	Full legal name of the Selling Stockholder:

1.2	Full legal name of the registered holder (if not the same as Item 1(a) above) through which the Registrable Securities listed in Item (3) below are held:

1.3	Full legal name of any natural control person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the Registrable Securities listed in Item (3) below):

Article II.Notices to Selling Stockholder:

(a)	Address:

(b)	Telephone:

(c)	Fax:

(d)	Contact person:

(e)	E-mail address of contact person:

Article III.Beneficial Ownership of Registrable Securities:

(a)	Type and number of Registrable Securities beneficially owned:

(b)	Number of shares of Company Common Stock to be registered for resale pursuant to this Notice and Questionnaire:

Article IV.Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes ☐      No ☐

(b)	If you answered “yes” to Item 4(a) above, did you receive your Registrable Securities as compensation for investment banking services provided to the Company?

Yes ☐     No ☐

Note:    If you answered “no”, the SEC’s staff has indicated that you should be identified as an underwriter in the Resale Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes ☐     No ☐

If you answered “yes”, provide a narrative explanation below:

(d)	If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐     No ☐

Note: If you answered “no”, the SEC’s staff has indicated that you should be identified as an underwriter in the Resale Registration Statement.

Article V.Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder:

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company, other than the Registrable Securities listed above in Item 3.

Type and amount of other securities beneficially owned:

Article VI.Relationships with the Company:

(a)	Have you or any of your affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) held any position or office or have you had any other material relationship with the Company (or its predecessors or affiliates) within the past three years?

Yes ☐ No ☐

(b)	If your response to Item 6(a) above is “yes”, please state the nature and duration of your relationship with the Company:

Article VII.Plan of Distribution:

The undersigned has reviewed the form of Plan of Distribution attached as Annex A hereto, and hereby confirms that, except as set forth below, the information contained therein regarding the undersigned and its plan of distribution is correct and complete.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the effective date of any applicable Resale Registration Statement. All notices hereunder shall be delivered as set forth in the Registration Rights Agreement. In the absence of any such notification, the Company shall be entitled to continue to rely on the accuracy of the information in this Notice and Questionnaire.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 7 above and the inclusion of such information in the Resale Registration Statement and the Prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of any such Resale Registration Statement and Prospectus.

By signing below, the undersigned acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M in connection with any offering of Registrable Securities pursuant to the Resale Registration Statement. The undersigned also acknowledges that it understands that the answers to this Notice and Questionnaire are furnished for use in connection with registration statements filed pursuant to the Registration Rights Agreement and any amendments or supplements thereto filed with the SEC pursuant to the Securities Act.

The undersigned confirms that, to the best of his/her knowledge and belief, the foregoing answers to this Notice and Questionnaire are correct.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated: _____________
Selling Stockholder:

Name of Entity or Individual

By:
Name:
Title: